UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: April 30, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS

STRATEGIC INCOME FUND

FORM N-Q

APRIL 30, 2009

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES - 65.8%
CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.0%
450,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	$90,000
	Visteon Corp., Senior Notes:
284,000	8.250% due 8/1/10 (a)	17,750
733,000	12.250% due 12/31/16 (a)(b)	40,315

	Total Auto Components	148,065

Automobiles - 0.4%
700,000	DaimlerChrysler North America Holding Corp., Notes, 5.875% due 3/15/11	692,063
	General Motors Corp., Senior Debentures:
790,000	8.250% due 7/15/23 (a)	75,050
13,705,000	8.375% due 7/15/33 (a)	1,233,450

	Total Automobiles	2,000,563

Diversified Consumer Services - 0.3%
935,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	902,275
245,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	224,787

	Total Diversified Consumer Services	1,127,062

Hotels, Restaurants & Leisure - 0.5%
425,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	395,250
295,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	228,625
1,145,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	246,175
585,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	166,725
	MGM MIRAGE Inc.:
145,000	Notes, 6.750% due 9/1/12	87,000
430,000	Senior Notes, 7.625% due 1/15/17	248,325
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	7.125% due 8/15/14	46,125
75,000	6.875% due 2/15/15	38,062
120,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	84,600
375,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	202,500
165,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 5.384% due 2/1/14 (b)(c)	55,275
1,095,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16 (d)(e)	377,775
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (b)	232,375

	Total Hotels, Restaurants & Leisure	2,408,812

Household Durables - 0.4%
110,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	58,850
330,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	125,400
1,045,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	956,175
690,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	562,350

	Total Household Durables	1,702,775

Leisure Equipment & Products - 2.4%
18,150,000	Eastman Kodak Co., Senior Notes, 7.250% due 11/15/13	11,298,375

Media - 3.6%
	Affinion Group Inc.:
1,380,000	Senior Notes, 10.125% due 10/15/13	1,186,800
420,000	Senior Subordinated Notes, 11.500% due 10/15/15	304,500

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
Media - 3.6% (continued)
16,000	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	$4,240
4,232,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (d)(e)	349,140
1,309,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13 (d)(e)	1,194,462
780,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (b)	534,300
135,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12 (d)(e)(f)	1,350
270,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (d)(e)	4,050
760,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (b)(d)(e)	760,000
270,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	66,150
35,000	CMP Susquehanna Corp., 4.774% due 5/15/14 (c)(f)	14,875
2,700,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	2,979,661
140,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	157,229
	Comcast Corp.:
	Notes:
1,580,000	6.500% due 1/15/15	1,632,894
20,000	5.875% due 2/15/18	19,831
690,000	Senior Notes, 6.500% due 1/15/17	710,976
	CSC Holdings Inc., Senior Notes:
1,025,000	7.625% due 4/1/11	1,030,125
100,000	6.750% due 4/15/12	98,250
1,840,000	DISH DBS Corp., Senior Notes, 7.750% due 5/31/15	1,757,200
1,035,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (e)	21,994
	News America Inc.:
675,000	Notes, 5.300% due 12/15/14	674,179
	Senior Notes:
690,000	6.200% due 12/15/34	521,423
80,000	6.650% due 11/15/37	63,675
925,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16 (a)(d)	60,125
410,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	227,550
2,545,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	2,307,050

	Total Media	16,682,029

Multiline Retail - 0.4%
	Dollar General Corp.:
630,000	Senior Notes, 10.625% due 7/15/15	658,350
275,000	Senior Subordinated Notes, 11.875% due 7/15/17 (g)	286,000
	Neiman Marcus Group Inc.:
1,254,859	Senior Notes, 9.000% due 10/15/15 (g)	696,447
280,000	Senior Secured Notes, 7.125% due 6/1/28	140,000

	Total Multiline Retail	1,780,797

Specialty Retail - 0.1%
550,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	288,750
370,000	Flooring America Inc., Senior Notes, 9.250% due 10/15/07 (d)(e)(f)	0

	Total Specialty Retail	288,750

Textiles, Apparel & Luxury Goods - 0.0%
50,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	41,750

	TOTAL CONSUMER DISCRETIONARY	37,478,978

CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.4%
	CVS Lease Pass-Through Trust, Secured Notes:
347,321	5.880% due 1/10/28 (b)	257,471
1,468,089	6.036% due 12/10/28 (b)(d)	1,090,793
	Kroger Co., Senior Notes:
60,000	6.400% due 8/15/17	62,554

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
Food & Staples Retailing - 0.4% (continued)
90,000	6.150% due 1/15/20	$92,151
220,000	Wal-Mart Stores Inc., Notes, 5.800% due 2/15/18	238,198

	Total Food & Staples Retailing	1,741,167

Food Products - 0.3%
	Dole Food Co. Inc., Senior Notes:
1,716,000	7.250% due 6/15/10	1,681,680
50,000	8.875% due 3/15/11	47,000

	Total Food Products	1,728,680

Tobacco - 0.1%
	Alliance One International Inc., Senior Notes:
100,000	8.500% due 5/15/12	89,500
285,000	11.000% due 5/15/12	279,300

	Total Tobacco	368,800

	TOTAL CONSUMER STAPLES	3,838,647

ENERGY - 11.2%
Energy Equipment & Services - 0.3%
1,035,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	771,075
150,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	126,750
340,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	334,900

	Total Energy Equipment & Services	1,232,725

Oil, Gas & Consumable Fuels - 10.9%
2,020,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	1,599,955
540,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	489,269
1,455,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,127,625
2,155,000	Chesapeake Energy Corp., Senior Notes, 7.250% due 12/15/18	1,896,400
	Compagnie Generale de Geophysique SA, Senior Notes:
515,000	7.500% due 5/15/15	435,175
310,000	7.750% due 5/15/17	249,550
4,800,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	4,960,229
404,323	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 6.131% due 4/15/10 (b)(c)(g)	200,140
500,000	Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06 (d)(e)(f)	0
1,620,000	Devon Energy Corp., Debentures, 7.950% due 4/15/32	1,779,601
	El Paso Corp.:
	Medium-Term Notes:
500,000	7.375% due 12/15/12	487,126
4,701,000	7.800% due 8/1/31	3,542,735
13,044,000	7.750% due 1/15/32	9,802,279
4,000,000	Notes, 7.875% due 6/15/12	3,981,696
1,815,000	Senior Subordinated Notes, 7.000% due 6/15/17	1,639,738
670,000	Enterprise Products Operating LLP, Junior Subordinated Notes, 8.375% due 8/1/66 (c)	462,857
1,305,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,109,250
200,000	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	197,500
1,550,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (b)	1,441,500
370,000	Hess Corp., Notes, 7.300% due 8/15/31	335,230
730,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	478,150
1,580,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (b)	1,414,100
	Kerr-McGee Corp., Notes:
1,450,000	6.950% due 7/1/24	1,159,281
660,000	7.875% due 9/15/31	525,935
	Kinder Morgan Energy Partners LP:
20,000	Medium-Term Notes, 6.950% due 1/15/38	17,438
500,000	Notes, 6.750% due 3/15/11	513,390
	Senior Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 10.9% (continued)
35,000	7.125% due 3/15/12	$36,301
325,000	5.000% due 12/15/13	307,985
20,000	6.000% due 2/1/17	18,891
530,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	431,950
	OPTI Canada Inc., Senior Secured Notes:
640,000	7.875% due 12/15/14	347,200
620,000	8.250% due 12/15/14	344,100
215,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	211,775
1,626,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	1,322,928
260,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	266,500
510,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	502,350
470,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17 (b)	380,700
365,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	357,700
1,725,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)(d)(e)	64,688
905,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	479,650
10,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	9,167
400,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (b)	296,000
650,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	562,250
	Williams Cos. Inc.:
	Notes:
2,000,000	7.125% due 9/1/11	2,021,068
2,725,000	7.875% due 9/1/21	2,696,170
262,000	8.750% due 3/15/32	246,863
50,000	Senior Notes, 7.625% due 7/15/19	49,336
40,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	41,867

	Total Oil, Gas & Consumable Fuels	50,841,588

	TOTAL ENERGY	52,074,313

FINANCIALS - 17.9%
Capital Markets - 2.7%
4,030,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	4,122,130
780,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	788,985
350,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	353,248
	Lehman Brothers Holdings Inc., Medium-Term Notes:
1,000,000	4.500% due 7/26/10 (e)	147,500
270,000	5.625% due 1/24/13 (e)	40,500
520,000	Senior Notes, 6.200% due 9/26/14 (e)	76,700
	Morgan Stanley:
	Medium-Term Notes:
410,000	5.625% due 1/9/12	408,575
650,000	1.557% due 10/18/16 (c)	459,325
	Senior Notes:
1,100,000	2.000% due 9/22/11	1,104,618
1,070,000	1.950% due 6/20/12	1,065,990
1,975,000	Subordinated Notes, 4.750% due 4/1/14	1,671,241
430,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (b)	421,400
2,000,000	State Street Corp., Senior Notes, 2.150% due 4/30/12	1,997,972

	Total Capital Markets	12,658,184

Commercial Banks - 3.9%
1,100,000	Bank of the West/San Francisco CA, Notes, 2.150% due 3/27/12	1,110,921
	Citibank N.A.:
920,000	1.875% due 5/7/12	917,599
1,110,000	Senior Notes, 1.625% due 3/30/11	1,116,434
	Glitnir Banki HF:
	Notes:
1,070,000	6.330% due 7/28/11 (b)(d)(e)	141,775

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
Commercial Banks - 3.9% (continued)
780,000	6.375% due 9/25/12 (b)(d)(e)	$103,350
200,000	Subordinated Bonds, 7.451% due 9/14/16 (b)(c)(e)(h)	120
2,270,000	Subordinated Notes, 6.693% due 6/15/16 (b)(c)(d)(e)	1,362
	ICICI Bank Ltd., Subordinated Bonds:
1,082,000	6.375% due 4/30/22 (b)(c)	689,841
870,000	6.375% due 4/30/22 (b)(c)	556,636
460,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (b)(d)(e)	3,450
1,230,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15 (b)(c)(h)	677,184
2,060,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 6.299% due 5/15/17 (b)	1,600,826
220,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (b)(c)	165,345
2,280,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (b)(c)(h)	638,968
	TuranAlem Finance BV, Bonds:
3,710,000	8.250% due 1/22/37 (b)	834,750
550,000	8.250% due 1/22/37 (b)	129,250
5,280,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	4,697,859
4,365,000	Wells Fargo & Co., Notes, 5.300% due 8/26/11	4,425,481
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	73,708

	Total Commercial Banks	17,884,859

Consumer Finance - 5.7%
450,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	181,571
	Ford Motor Credit Co.:
	Notes:
350,000	7.375% due 10/28/09	336,126
600,000	5.700% due 1/15/10	564,110
1,075,000	7.875% due 6/15/10	989,303
150,000	7.000% due 10/1/13	111,880
	Senior Notes:
3,137,000	6.570% due 6/15/11 (c)	2,497,836
700,000	9.875% due 8/10/11	612,826
240,000	3.889% due 1/13/12 (c)	171,900
210,000	12.000% due 5/15/15	177,665
12,990,000	8.000% due 12/15/16	9,922,035
	GMAC LLC:
	Senior Notes:
443,000	7.500% due 12/31/13 (b)	279,332
14,847,000	8.000% due 11/1/31 (b)	10,414,443
532,000	Subordinated Notes, 8.000% due 12/31/18 (b)	213,043

	Total Consumer Finance	26,472,070

Diversified Financial Services - 4.4%
1,280,000	Aiful Corp., Notes, 5.000% due 8/10/10 (b)	422,482
800,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	564,469
665,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)(d)	299,250
	Citigroup Inc.:
1,820,000	Notes, 6.875% due 3/5/38	1,553,741
300,000	Senior Notes, 5.875% due 5/29/37	227,904
80,000	Subordinated Notes, 6.125% due 8/25/36	47,426
3,070,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (b)	3,062,067
209,934	Emeralds, Notes, 5.593% due 8/4/20 (b)(c)(d)(e)(f)	156,401
	General Electric Capital Corp.:
870,000	Medium-Term Notes, 4.125% due 9/1/09	866,157
2,000,000	Senior Notes, 2.250% due 3/12/12	2,020,498

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
Diversified Financial Services - 4.4% (continued)
	JPMorgan Chase & Co.:
880,000	2.125% due 12/26/12	$879,864
	Subordinated Notes:
700,000	6.625% due 3/15/12	729,638
5,160,000	5.125% due 9/15/14	4,784,171
1,360,000	5.150% due 10/1/15	1,215,277
890,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (c)(h)	702,914
405,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	243,000
	TNK-BP Finance SA, Senior Notes:
1,710,000	7.500% due 7/18/16 (b)	1,265,400
100,000	7.500% due 7/18/16 (b)	74,750
270,000	6.625% due 3/20/17 (b)	182,250
100,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	89,500
960,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	919,200

	Total Diversified Financial Services	20,306,359

Insurance - 0.0%
260,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18	87,843

Real Estate Investment Trusts (REITs) - 0.3%
40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	19,400
175,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	165,375
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
235,000	6.500% due 6/1/16	211,500
865,000	6.750% due 4/1/17	782,825

	Total Real Estate Investment Trusts (REITs)	1,179,100

Real Estate Management & Development - 0.1%
169,000	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15 (b)(d)(f)	63,375
2,350,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	575,750

	Total Real Estate Management & Development	639,125

Thrifts & Mortgage Finance - 0.8%
670,000	Countrywide Financial Corp., Subordinated Notes, 6.250% due 5/15/16	499,138
3,920,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	3,180,100

	Total Thrifts & Mortgage Finance	3,679,238

	TOTAL FINANCIALS	82,906,778

HEALTH CARE - 3.5%
Health Care Providers & Services - 3.5%
140,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	140,000
	DaVita Inc.:
5,000	Senior Notes, 6.625% due 3/15/13	4,938
1,710,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,680,075
	HCA Inc.:
70,000	Debentures, 7.500% due 11/15/95	35,982
219,000	Senior Notes, 5.750% due 3/15/14	174,105
	Senior Secured Notes:
1,090,000	9.125% due 11/15/14	1,081,825
1,070,000	9.250% due 11/15/16	1,061,975
6,402,000	9.625% due 11/15/16 (g)	5,953,860
2,225,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,197,187
3,296,000	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13	3,032,320
	Universal Hospital Services Inc., Senior Secured Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
Health Care Providers & Services - 3.5% (continued)
180,000	5.943% due 6/1/15 (c)	$139,050
135,000	8.500% due 6/1/15 (g)	126,225
899,000	US Oncology Holdings Inc., Senior Notes, 6.904% due 3/15/12 (c)(g)	543,895

	Total Health Care Providers & Services	16,171,437

Pharmaceuticals - 0.0%
1,430,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (d)(e)	7,150

	TOTAL HEALTH CARE	16,178,587

INDUSTRIALS - 5.4%
Aerospace & Defense - 0.4%
1,395,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (g)	272,025
3,316	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26 (d)(e)(f)(g)	0
1,345,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	1,361,813

	Total Aerospace & Defense	1,633,838

Airlines - 0.2%
196,813	Continental Airlines Inc., Pass-Through Certificates, 8.312% due 4/2/11 (f)	154,498
1,300,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (b)	500,500

	Total Airlines	654,998

Building Products - 0.8%
1,455,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	1,178,550
2,760,000	GTL Trade Finance Inc., Senior Notes, 7.250% due 10/20/17 (b)	2,553,000
175,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	39,375
900,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.093% due 3/1/14	99,000

	Total Building Products	3,869,925

Commercial Services & Supplies - 1.3%
999,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	970,503
1,165,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,135,875
490,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	488,775
845,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	547,137
850,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (b)	658,750
2,290,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	2,335,092

	Total Commercial Services & Supplies	6,136,132

Electrical Equipment - 0.0%
40,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	15,300

Industrial Conglomerates - 1.5%
360,000	Tyco International Group SA, Senior Notes, 6.375% due 10/15/11	376,636
7,730,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	6,747,587

	Total Industrial Conglomerates	7,124,223

Road & Rail - 0.8%
3,185,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	2,277,275
	Kansas City Southern de Mexico, Senior Notes:
960,000	9.375% due 5/1/12	883,200
490,000	12.500% due 4/1/16 (b)	475,300

	Total Road & Rail	3,635,775

Trading Companies & Distributors - 0.3%
605,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	393,250
915,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	626,775
1,130,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)(d)	406,800

	Total Trading Companies & Distributors	1,426,825

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
Transportation Infrastructure - 0.1%
	Swift Transportation Co., Senior Secured Notes:
40,000	8.984% due 5/15/15 (b)(c)	$12,600
1,035,000	12.500% due 5/15/17 (b)	331,200

	Total Transportation Infrastructure	343,800

	TOTAL INDUSTRIALS	24,840,816

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.3%
360,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (g)	189,000
1,370,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	1,198,750

	Total IT Services	1,387,750

Semiconductors & Semiconductor Equipment - 0.0%
	Freescale Semiconductor Inc.:
60,000	Senior Notes, 8.875% due 12/15/14	20,700
338,000	Senior Subordinated Notes, 10.125% due 12/15/16	82,810

	Total Semiconductors & Semiconductor Equipment	103,510

Software - 0.1%
510,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	335,325

	TOTAL INFORMATION TECHNOLOGY	1,826,585

MATERIALS - 2.1%
Chemicals - 0.3%
	Georgia Gulf Corp., Senior Notes:
70,000	9.500% due 10/15/14 (d)	15,575
1,070,000	10.750% due 10/15/16 (d)	101,650
1,525,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12 (f)	1,372,966
245,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	189,875

	Total Chemicals	1,680,066

Containers & Packaging - 0.0%
750,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10 (d)(e)(f)	0

Metals & Mining - 0.9%
970,000	Evraz Group SA, Notes, 8.875% due 4/24/13 (b)	669,300
1,570,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,122,550
460,000	Noranda Aluminium Acquisition Corp., Senior Notes, 6.595% due 5/15/15 (c)(g)	163,300
661,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	347,025
	Vale Overseas Ltd., Notes:
60,000	8.250% due 1/17/34	57,962
2,080,000	6.875% due 11/21/36	1,704,512

	Total Metals & Mining	4,064,649

Paper & Forest Products - 0.9%
1,360,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (b)(e)	1,190,000
1,500,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	352,500
1,375,000	NewPage Corp., Senior Secured Notes, 7.420% due 5/1/12 (c)	598,125
2,070,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	2,067,118

	Total Paper & Forest Products	4,207,743

	TOTAL MATERIALS	9,952,458

TELECOMMUNICATION SERVICES - 5.5%
Diversified Telecommunication Services - 3.6%
600,000	AT&T Inc., Global Notes, 5.500% due 2/1/18	599,986
70,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	50,400
1,450,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	1,445,908
1,780,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (d)(e)(f)	0

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
Diversified Telecommunication Services - 3.6% (continued)
370,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (d)(e)	$2,312
2,000,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	2,055,000
231,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16 (b)	228,690
2,130,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	2,234,753
855,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	689,344
760,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (b)	737,200
	Qwest Corp., Senior Notes:
895,000	4.570% due 6/15/13 (c)	814,450
1,190,000	7.500% due 10/1/14	1,154,300
1,725,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	1,534,405
970,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	982,947
1,230,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13 (b)	993,225
1,185,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	1,173,150
90,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (b)	94,050
2,050,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	2,050,000

	Total Diversified Telecommunication Services	16,840,120

Wireless Telecommunication Services - 1.9%
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	25,250
290,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	291,813
	Nextel Communications Inc., Senior Notes:
220,000	6.875% due 10/31/13	169,950
1,750,000	7.375% due 8/1/15	1,257,812
360,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	370,800
	Sprint Capital Corp., Senior Notes:
2,875,000	8.375% due 3/15/12	2,770,781
4,425,000	6.875% due 11/15/28	3,009,000
80,000	8.750% due 3/15/32	61,200
1,590,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13 (b)	961,950

	Total Wireless Telecommunication Services	8,918,556

	TOTAL TELECOMMUNICATION SERVICES	25,758,676

UTILITIES - 10.9%
Electric Utilities - 1.9%
1,000,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	1,073,613
1,710,000	Exelon Corp., Bonds, 5.625% due 6/15/35	1,180,362
	FirstEnergy Corp., Notes:
240,000	6.450% due 11/15/11	243,895
3,235,000	7.375% due 11/15/31	2,764,854
1,910,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	2,005,500
1,520,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	1,530,179

	Total Electric Utilities	8,798,403

Gas Utilities - 0.3%
1,525,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,490,688

Independent Power Producers & Energy Traders - 8.1%
	AES Corp., Senior Notes:
2,080,000	9.375% due 9/15/10	2,100,800
18,587,000	7.750% due 3/1/14	17,564,715
590,000	7.750% due 10/15/15	545,750
4,790,000	8.000% due 10/15/17	4,406,800
	Dynegy Holdings Inc.:
25,000	Senior Debentures, 7.125% due 5/15/18	15,375
1,280,000	Senior Notes, 7.750% due 6/1/19	947,200
	Edison Mission Energy, Senior Notes:
950,000	7.750% due 6/15/16	757,625

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
Independent Power Producers & Energy Traders - 8.1% (continued)
1,480,000	7.200% due 5/15/19	$1,084,100
355,000	7.625% due 5/15/27	228,975
9,310,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17 (g)	4,817,925
1,100,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,064,250
	NRG Energy Inc., Senior Notes:
625,000	7.250% due 2/1/14	604,687
2,970,000	7.375% due 2/1/16	2,866,050
1,730,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	769,850

	Total Independent Power Producers & Energy Traders	37,774,102

Multi-Utilities - 0.6%
2,400,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	2,502,910

	TOTAL UTILITIES	50,566,103

	TOTAL CORPORATE BONDS & NOTES (Cost - $404,342,216)	305,421,941

ASSET-BACKED SECURITIES - 1.8%
FINANCIALS - 1.8%
Diversified Financial Services - 0.0%
9,709,091	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (d)(e)(f)	0

Home Equity - 1.4%
	ACE Securities Corp.:
1,797,662	0.568% due 2/25/31 (c)	1,082,387
752,154	0.608% due 1/25/36 (c)	88,352
966,491	Amortizing Residential Collateral Trust, 2.238% due 8/25/32 (c)	371,223
685,503	Asset-Backed Securities Corp., Home Loan Equity Trust, 3.301% due 4/15/33 (c)	326,627
1,380,821	Countrywide Asset-Backed Certificates, 1.688% due 6/25/34 (c)	105,700
21,824	Countrywide Home Equity Loan Trust, 0.801% due 11/15/28 (c)	14,640
934,133	First Horizon ABS Trust, 0.598% due 10/25/34 (c)	227,732
182,593	Green Tree Financial Corp., 7.070% due 1/15/29	159,012
2,690,000	GSAA Home Equity Trust, 0.708% due 7/25/37 (c)(f)	619,328
	GSAMP Trust:
315,983	0.538% due 1/25/36 (c)	44,249
1,177,273	0.528% due 5/25/36 (c)	237,717
702,478	GSRPM Mortgage Loan Trust, 0.738% due 3/25/35 (b)(c)(f)	351,271
574,153	Indymac Home Equity Loan Asset-Backed Trust, 0.608% due 4/25/36 (c)	203,116
4,052,106	Indymac Seconds Asset Backed Trust, 0.568% due 6/25/36 (c)	567,589
79,861	Provident Bank Home Equity Loan Trust, 1.218% due 1/25/31 (c)	28,879
2,901,134	RAAC Series, 0.688% due 2/25/37 (b)(c)	1,371,279
	SACO I Trust:
584,788	0.608% due 3/25/36 (c)	96,764
3,415,048	0.568% due 6/25/36 (c)	232,198
	Sail Net Interest Margin Notes:
106,424	7.750% due 4/27/33 (b)(d)	11
208,430	5.500% due 3/27/34 (b)(d)	21
1,972,557	Structured Asset Securities Corp., 0.548% due 2/25/36 (b)(c)	240,526

	Total Home Equity	6,368,621

Manufactured Housing - 0.1%
436,325	Mid-State Trust, 7.340% due 7/1/35	357,639

Other - 0.0%
9,097,234	Varick Structured Asset Fund Ltd., 2.511% due 11/1/35 (b)(c)(d)(f)	0

Student Loan - 0.3%
1,587,778	SLM Student Loan Trust, 1.082% due 7/25/17 (c)	1,584,705

	TOTAL ASSET-BACKED SECURITIES (Cost - $42,036,204)	8,310,965

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 9.6%
1,554,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43	$1,344,611
349,488	Banc of America Mortgage Securities, 4.709% due 4/25/35 (c)	237,370
1,954,195	Bear Stearns ARM Trust, 5.778% due 2/25/36 (c)	1,078,181
675,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32 (c)	636,950
4,563,225	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34 (b)	4,508,731
	Countrywide Alternative Loan Trust:
793,633	0.768% due 11/20/35 (c)	319,821
743,813	5.439% due 12/25/35 (c)	446,652
1,561,861	0.708% due 1/25/36 (c)	619,556
668,509	0.738% due 1/25/36 (c)	291,550
927,134	0.648% due 7/25/46 (c)	337,102
2,050,000	Deutsche Mortgage Securities Inc., 5.103% due 6/26/35 (b)(c)	1,098,897
	Downey Savings & Loan Association Mortgage Loan Trust:
531,163	0.657% due 3/19/45 (c)	207,464
764,373	2.434% due 3/19/46 (c)	198,737
764,373	2.434% due 3/19/47 (c)	189,302
79,722	Federal Home Loan Mortgage Corp. (FHLMC), IO, 11.565% due 6/15/21 (d)(i)	1,858
2,496	Federal National Mortgage Association (FNMA), 10.400% due 4/25/19 (i)	2,683
15,004,072	First Union National Bank Commercial Mortgage, IO, 0.814% due 5/17/32 (c)(d)	150,516
354,291	GMAC Mortgage Corporation Loan Trust, 5.076% due 9/19/35 (c)	252,410
6,991,488	Greenpoint Mortgage Funding Trust, 0.568% due 4/25/47 (c)	4,293,685
495,619	GSR Mortgage Loan Trust, 4.661% due 10/25/35 (c)	255,965
607,995	Harborview Mortgage Loan Trust, 0.797% due 1/19/35 (c)	254,155
539,038	Impac CMB Trust, 0.758% due 8/25/35 (c)	201,011
	Indymac Index Mortgage Loan Trust:
508,805	5.135% due 3/25/35 (c)(f)	241,211
868,728	0.648% due 5/25/46 (c)	306,961
5,141,077	0.638% due 6/25/47 (c)	1,816,742
761,995	JP Morgan Mortgage Trust, 4.962% due 8/25/35 (c)	435,540
1,190,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (c)	825,595
651,872	Lehman XS Trust, 0.718% due 12/25/35 (c)	265,533
4,112,993	Luminent Mortgage Trust, 0.628% due 5/25/46 (c)	1,523,714
	MASTR ARM Trust:
1,877,335	5.649% due 11/25/35 (b)(c)	1,034,881
428,849	4.847% due 1/25/36 (c)	296,291
3,375,482	0.648% due 4/25/46 (c)	1,229,309
1,950,538	Merit Securities Corp., 2.023% due 9/28/32 (b)(c)	1,414,150
78,196	Merrill Lynch Mortgage Investors Inc., 4.504% due 12/25/34 (c)	59,815
2,740,000	Merrill Lynch Mortgage Trust, 5.840% due 5/12/39 (c)	2,327,965
4,180,899	Morgan Stanley Mortgage Loan Trust, 5.002% due 6/25/36 (c)(f)	2,425,389
4,087,338	Novastar Mortgage-Backed Notes, 0.628% due 9/25/46 (c)	1,694,613
	Residential Accredit Loans Inc.:
1,868,104	5.948% due 1/25/36 (c)	968,845
2,078,813	0.798% due 1/25/37 (c)	1,054,980
3,161,973	0.658% due 2/25/46 (c)	1,332,372
	Structured Asset Mortgage Investments Inc.:
321,713	5.194% due 8/25/35 (c)	155,060
587,023	0.648% due 5/25/36 (c)	211,606
4,681,000	0.628% due 7/25/46 (c)	1,544,873
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
726,709	4.918% due 8/25/35 (c)	466,009
332,507	4.830% due 10/25/35 (c)	240,333
791,942	5.042% due 12/25/35 (c)	541,567

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†		SECURITY	VALUE
4,175,862		0.708% due 12/25/45 (c)	$1,954,644
810,847		0.728% due 12/25/45 (c)	328,771
492,249		0.728% due 12/25/45 (c)	231,612
359,267		Wells Fargo Mortgage Backed Securities Trust, 5.242% due 4/25/36 (c)	225,887
2,852,072		Zuni Mortgage Loan Trust, 0.568% due 8/25/36 (c)	2,762,141

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $78,552,570)	44,843,616

MORTGAGE-BACKED SECURITIES - 15.9%
FHLMC - 6.4%
		Federal Home Loan Mortgage Corp. (FHLMC):
419,545		5.368% due 2/1/36 (c)(i)	435,288
		Gold:
292		6.000% due 10/1/10 (i)	300
50,953		7.000% due 7/1/11-8/1/30 (i)	54,040
483,870		6.500% due 9/1/31-12/1/31 (i)	518,354
429,695		5.500% due 11/1/35 (i)	445,593
27,600,000		5.000% due 5/12/39 (i)(j)	28,371,944

		Total FHLMC	29,825,519

FNMA - 6.8%
		Federal National Mortgage Association (FNMA):
1,435,333		6.500% due 4/1/15-5/1/31 (i)	1,524,659
3,891,538		5.500% due 10/1/16-8/1/37 (i)	4,060,628
500,000		5.000% due 5/18/24 (i)(j)	517,266
7,300,000		5.500% due 5/18/24 (i)(j)	7,597,701
1,405,034		7.000% due 8/1/29-5/1/32 (i)	1,516,704
2,263,654		7.500% due 9/1/29-3/1/32 (i)	2,464,629
3,603		8.000% due 2/1/31 (i)	3,939
9,330,140		6.000% due 4/1/32-11/1/37 (i)	9,844,990
3,981,225		5.000% due 6/1/35 (i)	4,106,646

		Total FNMA	31,637,162

GNMA - 2.7%
		Government National Mortgage Association (GNMA):
5,131,871		6.500% due 5/15/28-8/15/34	5,443,338
1,863,679		7.000% due 3/15/29-3/15/32	2,001,073
607,949		7.500% due 1/15/30-9/15/31	656,186
4,200,000		5.000% due 5/19/39 (j)	4,346,345

		Total GNMA	12,446,942

		TOTAL MORTGAGE-BACKED SECURITIES (Cost - $72,072,791)	73,909,623

SOVEREIGN BONDS - 4.1%
Brazil - 1.5%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	460
12,699,000	BRL	10.000% due 7/1/10	5,827,461
2,372,000	BRL	10.000% due 1/1/12	1,052,963

		Total Brazil	6,880,884

Indonesia - 0.4%
23,046,000,000	IDR	Republic of Indonesia, 11.000% due 9/15/25	1,979,505

Italy - 1.0%
4,750,000		Region of Lombardy, 5.804% due 10/25/32	4,736,016

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
Mexico - 0.7%
	United Mexican States, Medium-Term Notes:
380,000	5.625% due 1/15/17	$381,330
2,810,000	6.750% due 9/27/34	2,742,560

	Total Mexico	3,123,890

Russia - 0.3%
	Russian Federation:
365,000	11.000% due 7/24/18 (b)	515,283
1,145,280	7.500% due 3/31/30 (b)	1,126,360

	Total Russia	1,641,643

Supranational - 0.2%
875,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	877,591

	TOTAL SOVEREIGN BONDS (Cost - $20,834,294)	19,239,529

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.7%
U.S. Government Agencies- 2.4%
	Federal Home Loan Bank (FHLB), Global Bonds:
1,130,000	1.375% due 5/16/11	1,131,307
420,000	5.500% due 7/15/36	457,142
	Federal Home Loan Mortgage Corp. (FHLMC), Notes:
1,070,000	2.500% due 4/23/14 (i)	1,069,627
1,110,000	3.750% due 3/27/19 (i)	1,116,866
	Federal National Mortgage Association (FNMA):
	Notes:
890,000	1.875% due 4/20/12 (i)	893,647
630,000	5.550% due 2/16/17 (i)	651,506
820,000	Senior Notes, 5.500% due 9/14/17 (i)	833,645
	Subordinated Notes:
340,000	6.250% due 2/1/11 (i)	357,053
270,000	5.250% due 8/1/12 (i)	281,693
	Financing Corp. (FICO) Strip:
770,000	Bonds, zero coupon bond to yield 4.650% due 11/2/18	501,732
	Debentures:
220,000	Zero coupon bond to yield 4.448% due 2/8/18	149,978
810,000	Zero coupon bond to yield 4.470% due 5/11/18	545,213
630,000	Zero coupon bond to yield 4.558% due 8/3/18	417,606
350,000	Zero coupon bond to yield 4.558% due 8/3/18	232,003
330,000	Zero coupon bond to yield 4.558% due 8/3/18	218,746
340,000	Zero coupon bond to yield 4.707% due 3/7/19	215,756
110,000	Zero coupon bond to yield 4.727% due 6/6/19	68,612
	Notes:
1,130,000	Zero coupon bond to yield 4.480% due 2/8/18	770,339
660,000	Zero coupon bond to yield 4.469% due 4/6/18	446,386
780,000	Zero coupon bond to yield 4.558% due 8/3/18	517,036
40,000	Zero coupon bond to yield 4.848% due 9/26/19	24,403
30,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	32,814

	Total U.S. Government Agencies	10,933,110

U.S. Government Obligations - 0.3%
145,000	U.S. Treasury Bonds, 4.500% due 5/15/38	156,066

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

FACE AMOUNT†	SECURITY	VALUE
U.S. Government Obligations - 0.3% (continued)
1,490,000	U.S. Treasury Notes, 2.750% due 2/15/19	$1,443,665

	Total U.S. Government Obligations	1,599,731

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $12,432,376)	12,532,841

SHARES
COMMON STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
1,434	Buffets Restaurant Holdings (f)*	0

Household Durables - 0.0%
2,694	Mattress Holding Corp. (d)(f)*	0

	TOTAL CONSUMER DISCRETIONARY	0

CONSUMER STAPLES - 0.0%
Food Products - 0.0%
24,971	Aurora Foods Inc. (d)(f)*	0

INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
2,433	Axiohm Transaction Solutions Inc. (d)(f)*	0

MATERIALS - 0.0%
Chemicals - 0.0%
1	Pliant Corp. (d)(f)*	0

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
3,736	McLeodUSA Inc., Class A Shares (d)(f)*	0
19,250	Pagemart Wireless (d)(f)*	192

	TOTAL TELECOMMUNICATION SERVICES	192

	TOTAL COMMON STOCKS (Cost - $776,106)	192

CONVERTIBLE PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
139,850	General Motors Corp., Senior Debentures, Series C, 6.250% due 7/15/33 (Cost - $3,376,830)	318,858

ESCROWED SHARES - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
375,000	Pillowtex Corp., 9.000% due 12/15/49 (d)(f)* (Cost - $0)	0

PREFERRED STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
8,116	CMP Susquehanna Radio Holdings Corp., (b)(f)*	3,449

FINANCIALS - 0.3%
Consumer Finance - 0.3%
3,711	Preferred Blocker Inc., 7.000% (b)	1,113,532

Thrifts & Mortgage Finance - 0.0%
92,225	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (c)(i)*	47,035
3,200	Federal National Mortgage Association (FNMA), 7.000% (c)(i)*	2,720
62,800	Federal National Mortgage Association (FNMA), 8.250% (c)(i)*	52,124

	Total Thrifts & Mortgage Finance	101,879

	TOTAL FINANCIALS	1,215,411

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

SHARES	SECURITY	VALUE
UTILITIES - 0.0%
Electric Utilities - 0.0%
5,200	AES Trust III, 6.750%	$181,948

	TOTAL PREFERRED STOCKS (Cost - $5,424,346)	1,400,808

CONTRACTS
PURCHASED OPTION - 0.0%
22	Eurodollar Futures, Call @ $99.00, expires 6/15/09 (Cost - $3,949)	6,050

WARRANTS
WARRANTS - 0.0%
633	Buffets Restaurant Holdings, Expires 4/28/14(f)*	0
9,274	CNB Capital Trust, Expires 3/23/19(b)(f)*	255
2,095	Cybernet Internet Services International Inc., Expires 7/1/09(b)(d)(f)*	0
1,780	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(b)(d)(f)*	0
250	Jazztel PLC, Expires 7/15/10(b)(d)(f)*	0
200	Leap Wireless International Inc., Expires 4/15/10(b)(d)(f)*	0
1,865	Merrill Corp., Class B Shares, Expires 5/1/09(b)(d)(f)*	0

	TOTAL WARRANTS (Cost - $140,768)	255

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $639,992,450)	465,984,678

FACE AMOUNT
SHORT-TERM INVESTMENTS - 6.6%
U.S. Government Agencies - 1.6%
$4,300,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.471% due 6/15/09 (i)(k)	4,297,474
	Federal National Mortgage Association (FNMA), Discount Notes:
2,700,000	0.200% - 0.380% due 5/18/09 (i)(k)(l)	2,699,580
340,000	0.230% due 5/20/09 (i)(k)(l)	339,959

	Total U.S. Government Agencies (Cost - $7,337,013)	7,337,013

U.S. Government Obligation - 3.8%
17,600,000	U.S. Treasury Bills, 0.150% due 6/25/09 (k) (Cost - $17,595,980)	17,595,980

Repurchase Agreement - 1.2%
5,575,000	Morgan Stanley tri-party repurchase agreement dated 4/30/09, 0.110% due 5/1/09; Proceeds at maturity - $5,575,017; (Fully collateralized by various U.S. government agency obligations, 4.500% to 5.000% due 1/15/14 to 10/27/14; Market value - $5,704,867) (Cost - $5,575,000)	5,575,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $30,507,993)	30,507,993

	TOTAL INVESTMENTS - 106.9% (Cost - $670,500,443#)	496,492,671
	Liabilities in Excess of Other Assets - (6.9)%	(32,142,014)

	TOTAL NET ASSETS - 100.0%	$464,350,657

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Subsequent to the reporting period, this security went into default.

See Notes to Schedule of Investments.

LEGG MASON PARTNERS STRATEGIC INCOME FUND

Schedule of Investments (unaudited) (continued)	April 30, 2009

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(d)	Illiquid security.

(e)	Security is currently in default.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Rate shown represents yield-to-maturity.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
GMAC	— General Motors Acceptance Corp.
GSAMP	— Goldman Sachs Alternative Mortgage Products
IDR	— Indonesian Rupiah
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
38	Eurodollar Futures, Put	6/15/09	$98.75	$1,900
47	Eurodollar Midcurve 1-Year Futures, Put	5/15/09	98.00	2,938
95	U.S. Treasury 5-Year Notes Futures, Call	5/22/09	118.00	24,492
72	U.S. Treasury 5-Year Notes Futures, Put	5/22/09	116.00	19,125
10	U.S. Treasury 10-Year Notes Futures, Call	5/22/09	125.00	937
24	U.S. Treasury 10-Year Notes Futures, Call	5/22/09	127.00	1,125
156	U.S. Treasury 10-Year Notes Futures, Call	5/22/09	124.00	24,375
24	U.S. Treasury 10-Year Notes Futures, Put	5/22/09	119.00	9,375
111	U.S. Treasury 10-Year Notes Futures, Put	5/22/09	120.00	71,109
22	U.S. Treasury 10-Year Notes Futures, Put	5/22/09	124.00	71,500
20	U.S. Treasury 30-Year Bonds Futures, Call	5/22/09	131.00	3,438
37	U.S. Treasury Bonds Futures, Call	5/22/09	128.00	13,297
9	U.S. Treasury Bonds Futures, Put	5/22/09	124.00	25,453

Total Written Options (Premiums Received - $473,212)				$269,064

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Strategic Income Fund (formerly known as Legg Mason Partners Diversified Strategic Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	April 30, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$496,492,671	$608,735	$495,490,890	$393,046
Other Financial Instruments*	(612,308)	(528,430)	(83,878)	—

Total	$495,880,363	$80,305	$495,407,012	$393,046

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

Investments in Securities
Balance as of July 31, 2008	$9,891,305
Accrued Premiums/Discounts	303,989
Realized Gain (Loss)	(1,626,618)
Change in unrealized appreciation (depreciation)	280,158
Net purchases (sales)	(8,766,687)
Transfers in and/or out of Level 3	310,899

Balance as of April 30, 2009	$393,046

Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	$(19,887,044)

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts, as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as a substitute for buying and selling securities, as a cash flow management technique or for the purposes of enhancing returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including

Notes to Schedule of Investments (unaudited) (continued)

brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(k) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an

Notes to Schedule of Investments (unaudited) (continued)

emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(l) Interest Rate Swaps. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income or expense. Interest rate swaps are marked to market daily based upon quotations from the market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(m) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts

Notes to Schedule of Investments (unaudited) (continued)

with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(n) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(o) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,592,022
Gross unrealized depreciation	(179,599,794)

Net unrealized depreciation	$(174,007,772)

At April 30, 2009, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	97	6/09	$23,697,514	$24,020,838	$323,324
90-Day Eurodollar	125	9/09	30,824,931	30,939,062	114,131
90-Day Eurodollar	19	12/09	4,686,198	4,693,237	7,039
90-Day Eurodollar	73	3/10	17,983,441	18,008,188	24,747
90-Day Eurodollar	41	9/10	10,070,085	10,063,963	(6,122)
Euro-Bund	2	6/09	328,460	324,557	(3,903)
U.S. Treasury 2-Year Notes	56	6/09	12,168,877	12,182,625	13,748
U.S. Treasury 5-Year Notes	836	6/09	98,215,348	97,929,562	(285,786)
U.S. Treasury 30-Year Bonds	144	6/09	18,229,015	17,649,000	(580,015)

					$(392,837)

Notes to Schedule of Investments (unaudited) (continued)

Contracts to Sell:
U.S. Treasury 10-Year Notes	62	6/09	$7,631,596	$7,498,125	$133,471

Net Unrealized Loss on Open Futures Contracts					$(259,366)

At April 30, 2009, the Fund held TBA securities with a total cost of $40,778,922.

During the period ended April 30, 2009, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding July 31, 2008	1,391	$913,304
Options written	28,002,547	2,018,113
Options closed	(28,000,613)	(609,563)
Options expired	(2,660)	(1,848,642)

Written options, outstanding April 30, 2009	665	$473,212

At April 30, 2009, the Fund held the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND ‡	PERIODIC PAYMENTS RECEIVED BY THE FUND ‡	UNREALIZED APPRECIATION
Interest Rate Swaps:

Barclays Capital Inc.	$13,500,000	3/19/18	3-Month LIBOR	5.000%	$2,143,664

‡	Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclays Capital Inc.(CDX North America Crossover Index)	$1,800,000	6/20/12	0.750% quarterly	$(128,520)	$(36,041)	$(92,479)
Barclays Capital Inc.(CDX North America Crossover Index)	1,450,005	12/20/12	1.400% quarterly	(163,083)	(33,310)	(129,773)
Barclays Capital Inc.(CDX North America Crossover Index)	23,200,080	12/20/12	1.400% quarterly	(2,609,322)	(930,607)	(1,678,715)
Barclays Capital Inc.(CDX North America Crossover Index)	1,933,340	12/20/12	1.400% quarterly	(217,444)	(92,135)	(125,309)
Barclays Capital Inc.(CDX North America Crossover Index)	2,513,342	12/20/12	1.400% quarterly	(282,677)	(152,898)	(129,779)

Notes to Schedule of Investments (unaudited) (continued)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Barclays Capital Inc.(CDX North America Crossover Index)	$3,000,000	6/20/14	1.000% quarterly	$(86,388)	$(103,085)	$16,697
Morgan Stanley & Co. Inc. (CDX North America Crossover Index)	1,500,000	6/20/14	5.000% quarterly	74,174	48,708	25,466
Goldman Sachs Group Inc. (CDX North America Crossover Index)	1,600,000	6/20/14	1.000% quarterly	(46,073)	(55,781)	9,708
Credit Suisse First Boston Inc.(ABX.HE.AAA.06-1 Index)	567,045	7/25/45	0.180% monthly	(174,366)	(35,679)	(138,687)

Net unrealized depreciation on sales of credit default swaps on credit indices						$(2,242,871)

CREDIT DEFAULT SWAP ON CREDIT INDICES—BUY PROTECTION(4)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc.(CDX North America Crossover Index)	$96,667	6/20/13	3.500% quarterly	$3,929	$(3,293)	$7,222
Credit Suisse First Boston Inc.(CDX North America Crossover Index)	96,667	6/20/13	3.500% quarterly	3,929	(4,178)	8,107

Net unrealized appreciation on buys of credit default swaps on credit indices						$15,329

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 22, 2009

By:	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer

Date:	June 22, 2009